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Exhibit 23.1

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 23, 2010, in the Registration Statement (Form S-1) and related Prospectus of BioHorizons, Inc. dated June 23, 2010.

/s/ Ernst & Young LLP

Birmingham, Alabama
June 23, 2010

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  Exhibit 23.1
Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm